SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 26, 2004

CITIZENS FINANCIAL SERVICES, INC.

Pennsylvania	0-13222	23-2265045

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 South Main Street, Mansfield, PA		16933

(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code:		(570) 662-2121

N/A

(Former name or former address, if changes since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 26, 2004, Citizens Financial Services, Inc. issued a press release titled "First Citizens National Bank Purchases Bradford County Legacy Bank Offices", a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

  Not applicable.

  Not applicable.

  Exhibits.
Exhibit 99: Press Release issued by Citizens Financial services, Inc. February 26, 2004, titled "First Citizens National Bank Purchases Bradford County Legacy Bank Offices".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date: February 26, 2004	By:	/s/ Randall E. Black
Senior Vice President, Chief Financial Officer
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